TRANSAMERICA FUNDS

Transamerica International Focus

Supplement to the Currently Effective Statement of Additional Information

Effective as of March 1, 2023, the following information will revise the corresponding information in the Statement of Additional Information in the table following the heading “Expense Limitation”:

Fund	Expense Cap					Expiration Date of Expense Cap
	Class A	Class C	Class I	Class R6	Class I2
Transamerica International Focus	1.20%	1.95%	0.97%+	0.87%	0.87%	March 1, 2025*

+	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2025.

*	TAM has contractually agreed to extend the Class I2 expense cap through March 1, 2024.

* * *

Investors Should Retain this Supplement for Future Reference

February 17, 2023